Eaton Vance Short Duration Municipal Opportunities Fund

Class A Shares - EXMAX Class C Shares - EZMAX Class I Shares - EMAIX

Mutual fund seeking after-tax total return

Prospectus Dated
August 1, 2016
as revised November 14, 2016

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Information in this Prospectus

	Page		Page
Fund Summary	2	Investment Objective & Principal Policies and Risks	7
Investment Objective	2	Management and Organization	10
Fees and Expenses of the Fund	2	Valuing Shares	11
Portfolio Turnover	2	Purchasing Shares	11
Principal Investment Strategies	2	Sales Charges	14
Principal Risks	2	Redeeming Shares	17
Performance	5	Shareholder Account Features	17
Management	6	Additional Tax Information	19
Purchase and Sale of Fund Shares	6	Financial Highlights	21
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

This Prospectus contains important information about the Fund and the services available to shareholders.  Please save it for reference.

Fund Summary

Investment Objective

The Fund’s investment objective is to seek to maximize after-tax total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 14 of this Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	0.90%	None
Other Expenses	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.77%	1.52%	0.62%
Expense Reimbursement(1)	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.70%	1.45%	0.55%

(1)

The investment adviser and administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.70% for Class A shares, 1.45% for Class C shares and 0.55% for Class I shares. This expense reimbursement will continue through July 31, 2018. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$295	$459	$636	$1,151	$295	$459	$636	$1,151
Class C shares	$248	$473	$822	$1,807	$148	$473	$822	$1,807
Class I shares	$56	$191	$339	$768	$56	$191	$339	$768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  The Fund has a flexible investment strategy and may invest in obligations of any duration or credit quality.  The Fund may invest up to 50% of its net assets in obligations rated below investment grade (“junk bonds”).  Below investment grade obligations are those rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”).  For the purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the higher rating is used. The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies or instrumentalities.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. The Fund may purchase or sell various kinds of residual interest bonds, financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund also may enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. There is no stated limit on the Fund’s use of derivatives.

Although the Fund invests in obligations to seek to maintain a dollar-weighted average portfolio duration of less than four and a half years, the Fund may invest in individual municipal obligations of any maturity.  Duration represents the dollar-weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more municipal obligations, discounted to their present values.  The Fund may use various techniques to shorten or lengthen its dollar-weighted average duration, including the acquisition of municipal obligations at a premium or discount, and transactions in futures contracts and options on futures.  The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).  The Fund may invest in pooled investment vehicles and exchange-traded funds (“ETFs”), a type of pooled investment vehicle, to seek exposure to the municipal markets or municipal market sectors.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market.  In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio managers generally will seek to enhance after-tax total return by balancing investment considerations and tax considerations.  The Fund expects to actively engage in relative value trading to take advantage of price appreciation opportunities or to realize capital losses.  A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

Principal Risks

Municipal Obligation Risk.  The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.  Fixed-income markets have recently experienced a period of relatively high volatility. As a result of the Federal Reserve’s action to end its quantitative easing stimulus program as well as the possibility that it may unwind the program and its recent decision to raise the target fed funds rate, fixed-income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. Funds with shorter average durations (including the Fund) may own individual investments that have longer durations than the average duration of the Fund.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Maturity Risk.  Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured municipal obligation, the municipal obligation’s rating will be deemed to be the higher of the rating assigned to the municipal obligation’s issuer or the insurer.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.

Risk of Leveraged Transactions.  Certain Fund transactions may give rise to leverage.  Such transactions may include, among others, the use of when-issued, delayed delivery or forward commitment transactions, residual interest bonds, short sales and certain derivative transactions.  The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leveraged investments may substantially exceed the initial investment.

Tax-Sensitive Investing Risk. The Fund’s tax-sensitive strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. There can be no assurance that the Fund will be able to minimize taxable distributions to investors and a portion of the Fund’s distributions may be taxable.

Risk of Residual Interest Bonds.  The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond.  The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase.  The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.  As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.  All existing residual interest bonds were restructured in order to comply with banking regulations effective in July 2015 and July 2016.

Sector and Geographic Risk.  Because the Fund will invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues. The Commonwealth of Puerto Rico and its related issuers continue to experience financial difficulties and rating agency downgrades, and multiple issuers have defaulted on their payment obligations. See “Credit Risk” and “Risk of Lower Rated Investments” above. Please refer to the Fund's Statement of Additional Information for state-specific economic information as well as information about Puerto Rico, the U.S. Virgin Islands and Guam.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Risk of U.S. Government-Sponsored Agencies.  Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

ETF Risk.  ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or the non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

Risks Associated with Active Management.  The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2015, the highest quarterly total return for Class A was 5.43% for the quarter ended September 30, 2009, and the lowest quarterly return was -3.19% for the quarter ended December 31, 2010.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2015 to June 30, 2016) was 1.45%.  For the 30 days ended March 31, 2016, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 46.29%) for Class A shares were 0.79% and 1.47%, respectively, for Class C shares were 0.07% and 0.13%, respectively, and for Class I shares were 0.95% and 1.77%, respectively.  A lower tax rate would result in lower tax-equivalent yields.  For current yield information call 1-800-262-1122.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Average Annual Total Return as of December 31, 2015	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.05%	2.72%	2.88%
Class A Return After Taxes on Distributions	0.03%	2.71%	2.88%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.13%	2.77%	2.96%
Class C Return Before Taxes	0.58%	2.40%	2.34%
Class I Return Before Taxes	2.50%	3.35%	3.18%
Barclays 7 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	3.26%	4.48%	4.82%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  The Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Manager.  The Fund is managed by Adam A. Weigold, Vice President of Eaton Vance, who has managed the Fund since March 2014.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be exempt from regular federal income tax and the state taxes specified in the Fund’s objective. However, the Fund may also distribute taxable income to the extent that it invests in taxable municipal obligations.  Distributions of any net realized gains are expected to be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Investment Objective & Principal Policies and Risks

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in its Fund Summary.  Set forth below is additional information about such policies and risks of the Fund described in its Fund Summary above.  Information also is included about other types of investments and practices that the Fund may engage in from time to time.

Municipal Obligations.  Municipal obligations include bonds, notes, floating-rate notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. General obligation bonds issued by municipalities can be adversely affected by economic downturns and the resulting decline in tax revenues, pension funding risk, other post-employment benefit risk, budget imbalances, taxing ability risk, lack of political willpower and federal funding risk, among others.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed and can be adversely affected by the negative economic viability of the facility or revenue source.  Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.  The Fund accrues income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for income distributions.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax and the state taxes each Fund seeks to avoid. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors also may be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Credit Quality.  Rating agencies are private services that provide ratings of the credit quality of certain fixed income securities.  In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s credit analysis, if applicable, at the time of rating.  The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security credit rating (for example, BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations. If a security is rated differently by two or more rating agencies, the highest rating will be used for any Fund rating restrictions.

Duration.  Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.  A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration.  Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures.  Various techniques may be used to shorten or lengthen Fund duration.  As the value of a security changes over time, so will its duration.

Derivatives.  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”).  Derivatives are financial instruments the value of which is derived from an underlying reference instrument. Derivatives transactions can involve substantial risk.  Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund incurs costs in connection with opening and closing derivatives positions.  The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Certain derivative transactions may give rise to a form of leverage.  The Fund is required to segregate or “earmark” liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years.  In particular, the Dodd-Frank Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivative markets as regulations are implemented.  Additional regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. The effects of future regulation cannot be predicted and may impair the effectiveness of the Fund’s derivative transactions and its ability to achieve its investment objective(s).

Residual Interest Bonds.  Residual interest bonds are issued by a trust (the “trust”) that holds municipal securities and the value of the residual interest bonds is derived from the value of such securities. The trust also issues floating rate notes to third parties that may be senior to the residual interest bonds. Residual interest bonds make interest payments to holders that bear an inverse relationship to the interest rate paid on the floating rate notes. As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense. While residual interest bonds create leverage risk, they do not constitute borrowings for purposes of the Fund’s restrictions on borrowings.

Futures Contracts.  The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  The Fund also is authorized to purchase or sell call and put options on futures contracts.  The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.  Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Credit Default Swaps.  Credit default swap agreements (“CDS”) enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument).  The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the Fund may be required to purchase securities or other instruments to meet delivery obligations.  The Fund may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Total Return Swaps.  In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.  These transactions involve risks, including counterparty risk.

Credit Linked Notes, Credit Options and Similar Investments.  Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Forward Rate Agreements.  Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.  These transactions involve risks, including counterparty risk.

Maturity.  Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be reduced as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features.

U.S. Treasury and Government Agency Securities. U.S. Treasury securities (“Treasury Securities”) include U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance.  U.S. Government Agency Securities (“Agency Securities”) include obligations issued or guaranteed by U.S. Government agencies or instrumentalities and government-sponsored enterprises.  Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality.  While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are not issued and may not be guaranteed by the U.S. Treasury.  To the extent that the Fund invests in securities of government-sponsored enterprises, the Fund will be subject to the risks unique to such entities.  Government-sponsored

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016 enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Deposit Insurance Corporation (“FDIC”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government.  The U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurance that it will support these or other government-sponsored enterprises in the future.  Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively.  As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Build America Bonds.  Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reimbursement Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.  The Act authorized state and local governments to issue taxable bonds on which, assuming certain specified conditions were satisfied, issuers could either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds).  Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax.  Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid.  Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received.  The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity.  The Fund does not expect to receive (or, if received, pass through to shareholders) tax credits as a result of its investments.  The federal interest subsidy or tax credit continues for the life of the bonds.

Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds.  Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds.  Build America Bonds may provide a lower net cost of funds to issuers.  Pursuant to the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Borrowing.  The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings).  The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

Cash and Cash Equivalents.  The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment company that invests in such instruments.

Pooled Investment Vehicles.  The Fund may invest in pooled investment vehicles.  Pooled investment vehicles are open- and closed-end investment companies unaffiliated with the investment adviser, open-end investment companies affiliated with the investment adviser and exchange-traded funds (“ETFs”). The market for common shares of closed-end investment companies and ETFs, which are generally traded on an exchange, is affected by the demand for those securities, regardless of the value of the fund’s underlying portfolio assets.  The Fund will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests, except that management fees of affiliated funds may be waived.  If such fees exceed 0.01%, the costs associated with such investments will be reflected in Acquired Fund Fees and Expenses in the Annual Fund Operating Expenses table(s) in Fund Summaries.  Requirements of the 1940 Act, may limit the Fund’s ability to invest in other investment companies including ETFs, unless the investment company has received an exemptive order from the SEC on which the Fund may rely. Investments in a pooled investment vehicle will count towards a Fund's 80% Policy if the vehicle invests at least 80% of its net assets in the type of securities included in the Fund's 80% Policy.

Issuer Diversification.  A “non-diversified” fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issuers.  However, the Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016 amended. This requires the Fund to limit its investments so that, at the end of each fiscal quarter, at least 50% of the Fund’s total assets are invested in (i) cash and cash items, U.S. Government securities and securities of other regulated investment companies, and (ii) single issuers that are less than 5% of the total assets of the Fund and not more than 10% of the outstanding voting shares of the issuer.  In addition, at the end of each fiscal quarter, no single issuer (excluding cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets.

Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include securities eligible for resale pursuant to Rule 144A thereunder.  Certain Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Portfolio Turnover.  The annual portfolio turnover rate of the Fund may exceed 100%.  A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate.  Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carry forwards do not exist.

General.  The Fund's 80% Policy only may be changed with shareholder approval. Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days' advance written notice of any material change in the investment objective. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks.

Converting to Master-Feeder Structure. The Fund may invest all of its investable assets in an open-end management investment company (“master fund”) with substantially the same investment objective, policies and restrictions as the Fund. Any such master fund would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in a master fund at any time without shareholder approval.

Management and Organization

Management. The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance”), a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”).  Eaton Vance has offices at Two International Place, Boston, MA 02110.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $325 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance manages the investments of the Fund and provides administrative services and related office facilities.  Under its investment advisory and administrative agreement with the Fund, Eaton Vance receives a monthly fee as follows:

Category	Daily Net Assets	Annual Asset Rate
1	up to $1 billion	0.400%
2	$1 billion but less than $2.5 billion	0.375%
3	$2.5 billion but less than $5 billion	0.360%
4	$5 billion and over	0.350%

On March 31, 2016, the Fund had net assets of $61,767,882. For the fiscal year ended March 31, 2016, the effective annual rate of investment advisory fee paid to Eaton Vance, based on average daily net assets of the Fund, was 0.40%.

The Fund’s semiannual report covering the fiscal period ended September 30 will provide information regarding the basis for the Trustees’ approval of the Fund’s investment advisory and administrative agreement.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Adam A. Weigold is the portfolio manager of the Fund (since 2014).  Mr. Weigold is a Vice President of Eaton Vance, has been an Eaton Vance portfolio manager for more than five years and also manages other Eaton Vance funds.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to the lesser of $2.5 million or its actual expenses incurred in performing such services.

Organization. The Fund is a series of Eaton Vance Investment Trust, a Massachusetts business trust. The Fund offers multiple classes of shares.  Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights.  The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time).  The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser(s) the daily valuation of such investments.  Pursuant to the procedures, municipal obligations and residual interest bonds are normally valued on the basis of valuations furnished by a pricing service, which may use matrix pricing and valuation models to derive values.  The pricing service considers various factors relating to bonds and market transactions to determine value.  It is possible that the value realized on the sale of a security may be different from the value previously determined for a particular security. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.  In certain situations, the investment adviser(s) may use the fair value of a security if market prices are unavailable or deemed unreliable.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by the Fund’s transfer agent.  The Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

The Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The funds sponsored by the Eaton Vance organization (the “Eaton Vance funds”) do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Fund does not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft–Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $1,000.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  You also may make additional investments by accessing your account via the Eaton Vance website at

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

www.eatonvance.com.  Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested (provided the request is submitted no later than the close of regular trading on the Exchange).  For more information about purchasing shares through the Internet, please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).

You may purchase additional shares by automatically investing a designated amount from your bank account on a periodic basis provided such investments equal a minimum of $200 per year.  You must elect this privilege on your account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.  The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance.  Your initial investment must be at least $250,000.  Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account.  You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; and (iv) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above), provided the total value of such accounts invested in Class I shares of Eaton Vance funds is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number.  You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing.  The Fund is not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).  The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Fund.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, an Eaton Vance fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, the Fund or its sub-transfer agent or principal underwriter will

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016 reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.  The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.  The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.  Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•

transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•

transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•

transactions made by model-based discretionary advisory accounts; or

•

transactions made by an Eaton Vance fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies.

It may be difficult for the Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund.  The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Fund’s policy.  Although the Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Fund and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified.  The Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies.  The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

•

how much you intend to invest; and

•

the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Fund.

Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $100,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.15% annually of average daily net assets.

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 0.90% annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate market value of all Eaton Vance fund

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016 shares held within the purchasing shareholder’s account(s)) is $1 million or more.  Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates, and certain persons affiliated with Eaton Vance. Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.85%
$1,000,000 but less than $5,000,000	0.00**	0.00**	TIERED**
$5,000,000 or more	0.00**	0.00**	TIERED**

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $1 million or more.  The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.75% on amounts of $1 million or more but less than $5 million; plus 0.50% on amounts of $5 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or the Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and Individual Retirement Accounts) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Statement of Intention.  Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.   Such clients may include individuals, corporations, endowments and foundations.  Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information.  Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested.  Shares held in commission-based broker-dealer accounts may not qualify for purchases of Class A shares at net asset value.  See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”).  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares.  After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees.  Class C shares also pay service fees to the principal underwriter equal to 0.15% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.15% of average daily net assets annually.  After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class C service fees for one year.  Thereafter financial intermediaries generally receive from the principal underwriter 0.15% annually of average daily net assets based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. Although there is no present intention to do so, Class A and Class C could pay service fees of up to 0.25% annually upon Trustee approval.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information.  Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

The Fund's transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value.  Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.  Payments will be sent by regular mail.  However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account.  The bank designated may be any bank in the United States.  The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address).  Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail.  You may be required to pay the costs of such transaction by the Fund or your bank.  No costs are currently charged by the Fund.  However, charges may apply for expedited mail delivery services.  The Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date.  If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities.  If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends are paid in cash* and capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*

If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Fund.  From time to time, you may receive the following:

•

Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•

Periodic account statements, showing recent activity and total share balance.

•

Tax information needed to prepare your income tax returns.

•

Proxy materials, in the event a shareholder vote is required.

•

Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com).  Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and the Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund.  For purposes of exchanges among Eaton Vance funds, Class A and Class I shares are deemed to be the same as Investor Class and Institutional Class shares, respectively, of other Eaton Vance funds. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016 for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  Reinvestment requests must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Eaton Vance website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with the Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  The Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Additional Tax Information

The Fund declares distributions daily and ordinarily pays distributions monthly.  Different Classes of the Fund may distribute different amounts.  Your account will be credited with distributions beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent.  For tax purposes, the entire monthly distribution of the Fund’s daily distributions ordinarily will constitute tax-exempt income to you.  The Fund intends to distribute any net realized gains annually (usually in December).  It may also be necessary, due to Federal tax requirements, for the Fund to make a special income and/or capital gains distribution.  The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions of such income under state or local tax laws.

The unearned income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax.  For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly).  Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities.  Net investment income is reduced by deductions “properly allocable” to this income.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income.  A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.  The rate of tax on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund.  Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income.  Distributions of any net gains from investments held for more than one year are taxable as long-term capital gains.  Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability.  The Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares.  A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

A Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to the AMT, should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.  Additional information about state taxes is provided below.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance for the period(s) indicated.  Certain information in the table reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.  The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Year Ended March 31,
	2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$10.030	$9.610	$10.030	$9.900	$9.480	$9.900
Income (Loss) From Operations
Net investment income(1)	$0.264	$0.181	$0.278	$0.271	$0.188	$0.286
Net realized and unrealized gain	0.027	0.027	0.027	0.128	0.127	0.128
Total income from operations	$0.291	$0.208	$0.305	$0.399	$0.315	$0.414
Less Distributions
From net investment income	$(0.261)	$(0.178)	$(0.275)	$(0.269)	$(0.185)	$(0.284)
Total distributions	$(0.261)	$(0.178)	$(0.275)	$(0.269)	$(0.185)	$(0.284)
Net asset value - End of year	$10.060	$9.640	$10.060	$10.030	$9.610	$10.030
Total Return(2)	2.95%	2.20%	3.10%	4.06%	3.34%	4.21%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,441	$10,396	$15,931	$43,069	$11,036	$13,677
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.77%	1.52%	0.62%	0.77%	1.52%	0.62%
Net investment income	2.65%	1.89%	2.79%	2.71%	1.96%	2.85%
Portfolio Turnover	9%	9%	9%	4%	4%	4%

(See footnotes on last page.)

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Financial Highlights (continued)

	Year Ended March 31,
	2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$10.270	$9.840	$10.270	$10.240	$9.810	$10.240
Income (Loss) From Operations
Net investment income	$0.289(1)	$0.206(1)	$0.304(1)	$0.290(1)	$0.204(1)	$0.305
Net realized and unrealized gain (loss)	(0.372)	(0.362)	(0.372)	0.028	0.028	0.029
Total income (loss) from operations	$(0.083)	$(0.156)	$(0.068)	$0.318	$0.232	$0.334
Less Distributions
From net investment income	$(0.287)	$(0.204)	$(0.302)	$(0.288)	$(0.202)	$(0.304)
Total distributions	$(0.287)	$(0.204)	$(0.302)	$(0.288)	$(0.202)	$(0.304)
Net asset value - End of year	$9.900	$9.480	$9.900	$10.270	$9.840	$10.270
Total Return(2)	(0.77)%	(1.57)%	(0.62)%	3.13%	2.37%	3.28%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$39,604	$11,152	$10,227	$42,208	$12,845	$10,587
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.78%	1.53%	0.63%	0.79%	1.54%	0.64%
Net investment income	2.91%	2.16%	3.07%	2.80%	2.05%	2.93%
Portfolio Turnover	8%	8%	8%	7%	7%	7%

(See footnotes on next page.)

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

Financial Highlights (continued)

	Year Ended March 31,
	2012
	Class A	Class C	Class I
Net asset value - Beginning of year	$9.850	$9.430	$9.850
Income (Loss) From Operations
Net investment income	$0.331(1)	$0.245(1)	$0.346
Net realized and unrealized gain	0.390	0.379	0.390
Total income from operations	$0.721	$0.624	$0.736
Less Distributions
From net investment income	$(0.331)	$(0.244)	$(0.346)
Total distributions	$(0.331)	$(0.244)	$(0.346)
Net asset value - End of year	$10.240	$9.810	$10.240
Total Return(2)	7.43%	6.71%	7.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,283	$12,647	$6,050
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.82%	1.57%	0.66%
Net investment income	3.27%	2.52%	3.02%
Portfolio Turnover	19%	19%	19%

(1)

Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%.

Eaton Vance Short Duration Municipal Opportunities Fund

Prospectus dated August 1, 2016 as revised November 14, 2016

More Information

About the Fund:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about the Fund (including the Statement of Additional Information and shareholder reports):  at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries:  You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc.  If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653	Overnight Mailing Address: Eaton Vance Funds 4400 Computer Drive Westborough, MA 01581	Phone Number: 1-800-262-1122 Monday – Friday 8:30 a.m. – 5:30 p.m. ET

The Fund's Investment Company Act No. is 811-04443.
22490 11.14.16	© 2016 Eaton Vance Management